SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 28, 2021

Alterola Biotech, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-55984	82-1317032
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

47 Hamilton Square Birkenhead Merseyside United Kingdom	CH41 5AR
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +44 151 601 9477

________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      [ ]

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

As previously reported, on January 19, 2021, Alterola Biotech, Inc. (the “Company”) entered into an Stock Purchase Agreement (the “Agreement”) with ABTI Pharma Limited, a company registered in England and Wales (“ABTI Pharma”), pursuant to which the Company will acquire all of the outstanding shares of capital stock of ABTI Pharma from its shareholders in exchange for 600,000,000 shares of the Company pro rata to the ABT Pharma shareholders.

On May 24, 2021, the Company and the shareholders of ABTI Pharma memorialized a new closing date in an amendment to the Agreement (the “Amendment”). The Company has already issued the 600,000,000 shares in anticipation of the closing and the transaction will close upon the ABTI Pharma shares being transferred to the Company, which will occur upon the filing of the Company’s December 31, 2020 quarterly report on Form 10-Q with the Securities and Exchange Commission (“SEC”).

On May 28, 2021, the Company filed its quarterly report on Form 10-Q with the SEC and the transaction has closed.

SECTION 2 - FINANCIAL INFORMATION

Item 2.01 - Completion of Acquisition or Disposition of Assets

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

The Company completed the acquisition of ABTI Pharma pursuant to the Agreement and Amendment, under the terms of which, the shareholder of ABTI Pharma received 600,000,000 shares of the Company’s common stock in exchange for 100% of the outstanding capital stock of ABTI Pharma.

The transaction is being accounted for as a reverse acquisition and recapitalization. ABTI Pharma is the acquirer for accounting purposes and the Company is the issuer. Accordingly, ABTI Pharma historical financial statements for periods prior to the acquisition become those of the acquirer retroactively restated for the equivalent number of shares received in the transaction. The accumulated deficit of ABTI Pharma is carried forward after the acquisition. Operations prior to the transaction are those of ABTI Pharma. Earnings per share for the period prior to the transaction are restated to reflect the equivalent number of shares outstanding.

Set forth below is a description of the Company’s business and other Form 10 information. Attached to this Current Report on Form 8-K are the audited financial statements of ABTI Pharma and pro forma financial information.

All references to “Form 10-KT" below shall refer to the Company’s Form 10-KT filed with the SEC on June 9, 2021 and the amended Form 10-KT filed with the SEC on June 10, 2021.

DESCRIPTION OF BUSINESS

The disclosure in the section entitled “Part 1. Item 1. Business” set forth in the Form 10-KT of the Company is incorporated herein by reference.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The disclosure in the section entitled “Part 1. Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” set forth in the Form 10-KT of the Company is incorporated herein by reference.

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PROPERTIES

The disclosure in the section entitled “Part 1. Item 2. Properties” set forth in the Form 10-KT of the Company is incorporated herein by reference.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of June 10, 2021, certain information as to shares of our common stock owned by (i) each person known by us to beneficially own more than 5% of our outstanding common stock, (ii) each of our directors, and (iii) all of our executive officers and directors as a group:

Name and Address of Beneficial Owners of Common Stock	Title of Class	Amount and Nature of Beneficial Ownership [1]	% of Common Stock [2]
Timothy Rogers(3)	Common Stock	180,000,000 shares	23.9%
Seamus McAuley(4)	Common Stock	30,000,000 shares	4.0%
Larson Elmore	Common Stock	7,000,000 shares	Less than 1%
Dominic Schiller(5)	Common Stock	180,000,000 shares	23.9%
Daniel Reshef	-	4,400,000 shares	Less than 1%
Lahit Kumar Verma(6)	Common Stock	27,750,000 shares	3.6%
Ning Qu(7)	Common Stock	30,000,000 shares	4.0%
DIRECTORS AND OFFICERS – TOTAL (7 persons)		459,150,000 shares	60.9%
5% SHAREHOLDERS
Colin Stott (8)	Common Stock

1.	As used in this table, "beneficial ownership" means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of, a security). In addition, for purposes of this table, a person is deemed, as of any date, to have "beneficial ownership" of any security that such person has the right to acquire within 60 days after such date.
2.	The percentage shown is based on denominator of 754,280,000 shares of common stock issued and outstanding for the company as of June 10, 2021.
3.	All shares are held in TPR Holdings Limited, in which Mr. Rogers has beneficial ownership.
4.	All shares are held in Opesmedical Holdings Ltd., in which Mr. McAuley has beneficial ownership.
5.	All shares are held in Equipped 4 Holdings, in which Mr. Schiller has beneficial ownership.
6.	All shares are held in Future Trends, Ltd., in which Mr. Verma has beneficial ownership.
7.	All shares are held in Partner Investments B.V. in which Mr. Qu has beneficial ownership.
8.	All shares are held in Phytotherapeutix Holdings Ltd in which Mr. Stott has beneficial ownership.

DIRECTORS AND EXECUTIVE OFFICERS

The disclosure in the section entitled “Part 1. Item 10. Directors, Executive Officers and Corporate Governance” set forth in the Form 10-KT of the Company is incorporated herein by reference.

EXECUTIVE COMPENSATION

The disclosure in the section entitled “Part 1. Item 11. Executive Compensation” set forth in the Form 10-KT of the Company is incorporated herein by reference.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

The disclosure in the section entitled “Part III. Item 13. Certain Relationships and Related Transactions, and Director Independence” set forth in the Form 10-KT of the Company is incorporated herein by reference.

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LEGAL PROCEEDINGS

The disclosure in the section entitled “Part II Item 1. Legal Proceedings” set forth in the Form 10-KT of the Company is incorporated herein by reference.

MARKET FOR REGISTRANT’S COMMON EQUITY, RELATED STOCKHOLDER MATTERS AND

 ISSUER PURCHASES OF EQUITY SECURITIES

The disclosure in the section entitled “Part II. Item 5. Market for Registrant’s Common Equity and Related Stockholder Matters and Issuer Purchases of Equity Securities” set forth in the Form 10-KT of the Company is incorporated herein by reference.

Description of Securities

Our authorized capital stock consists of 2,000,000,000 shares of common stock, with a par value of $0.001 per share, and 10,000,000 shares of preferred stock, par value $0.001 per share. As of June 10, 2021, there were 754,280,000 shares of our common stock issued and outstanding held by 115 shareholders and 0 shares of preferred stock issued and outstanding.

Common Stock

Our common stock is entitled to one vote per share on all matters submitted to a vote of the stockholders, including the election of directors. Except as otherwise required by law or provided in any resolution adopted by our board of directors with respect to any series of preferred stock, the holders of our common stock will possess all voting power. Generally, all matters to be voted on by stockholders must be approved by a majority (or, in the case of election of directors, by a plurality) of the votes entitled to be cast by all shares of our common stock that are present in person or represented by proxy, subject to any voting rights granted to holders of any preferred stock. Holders of our common stock representing fifty percent (50%) of our capital stock issued, outstanding and entitled to vote, represented in person or by proxy, are necessary to constitute a quorum at any meeting of our stockholders. A vote by the holders of a majority of our outstanding shares is required to effectuate certain fundamental corporate changes such as liquidation, merger or an amendment to our Articles of Incorporation. Our Articles of Incorporation do not provide for cumulative voting in the election of directors.

Subject to any preferential rights of any outstanding series of preferred stock created by our board of directors from time to time, the holders of shares of our common stock will be entitled to such cash dividends as may be declared from time to time by our board of directors from funds available therefore.

Subject to any preferential rights of any outstanding series of preferred stock created from time to time by our board of directors, upon liquidation, dissolution or winding up, the holders of shares of our common stock will be entitled to receive pro rata all assets available for distribution to such holders.

In the event of any merger or consolidation with or into another company in connection with which shares of our common stock are converted into or exchangeable for shares of stock, other securities or property (including cash), all holders of our common stock will be entitled to receive the same kind and amount of shares of stock and other securities and property (including cash). Holders of our common stock have no pre-emptive rights, no conversion rights and there are no redemption provisions applicable to our common stock.

Preferred Stock

Our board of directors may become authorized to authorize preferred shares of stock and to divide the authorized shares of our preferred stock into one or more series, each of which must be so designated as to distinguish the shares of each series of preferred stock from the shares of all other series and classes. Our board of directors is authorized, within any limitations prescribed by law and our articles of incorporation, to fix and determine the designations, rights, qualifications, preferences, limitations and terms of the shares of any series of preferred stock including, but not limited to, the following:

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1.	The number of shares constituting that series and the distinctive designation of that series, which may be by distinguishing number, letter or title;

2.	The dividend rate on the shares of that series, whether dividends will be cumulative, and if so, from which date(s), and the relative rights of priority, if any, of payment of dividends on shares of that series;

3.	Whether that series will have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

4.	Whether that series will have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors determines;

5.	Whether or not the shares of that series will be redeemable, and, if so, the terms and conditions of such redemption, including the date or date upon or after which they are redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

6.	Whether that series will have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;

7.	The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the corporation, and the relative rights of priority, if any, of payment of shares of that series;

8.	Any other relative rights, preferences and limitations of that series

Series A Preferred Stock

On December 7, 2020, we filed a Certificate of Designation with the Nevada Secretary of State to designate a class of Series A Preferred Stock. The Series A Preferred Stock features are summarized below:

1)	Consists of 8,000,000 shares;
2)	Super voting rights of 10 votes of common stock per share;
3)	Liquidation preference of $1.00 per share; and
4)	Conversion rights into common on a 1:10 basis with adjustments.

There are no outstanding shares of Series A Preferred Stock as of the date of this Current Report.

Provisions in Our Articles of Incorporation and By-Laws That Would Delay, Defer or Prevent a Change in Control

Our articles of incorporation authorize our board of directors to issue a class of preferred stock commonly known as a "blank check" preferred stock. Specifically, the preferred stock may be issued from time to time by the board of directors as shares of one (1) or more classes or series. Our board of directors, subject to the provisions of our Articles of Incorporation and limitations imposed by law, is authorized to adopt resolutions; to issue the shares; to fix the number of shares; to change the number of shares constituting any series; and to provide for or change the following: the voting powers; designations; preferences; and relative, participating, optional or other special rights, qualifications, limitations or restrictions, including the following: dividend rights, including whether dividends are cumulative; dividend rates; terms of redemption, including sinking fund provisions; redemption prices; conversion rights and liquidation preferences of the shares constituting any class or series of the preferred stock.

In each such case, we will not need any further action or vote by our shareholders. One of the effects of undesignated preferred stock may be to enable the board of directors to render more difficult or to discourage an attempt to obtain control of us by means of a tender offer, proxy contest, merger or otherwise, and thereby to protect the continuity of our management. The issuance of shares of preferred stock pursuant to the board of director's authority described above may adversely affect the rights of holders of common stock. For example, preferred stock issued by us may rank prior to the common stock as to dividend rights, liquidation preference or both, may have full or limited voting rights and may be convertible into shares of common stock. Accordingly, the issuance of shares of preferred stock may discourage bids for the common stock at a premium or may otherwise adversely affect the market price of the common stock.

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Dividend Policy

We have never declared or paid any cash dividends on our common stock. We currently intend to retain future earnings, if any, to finance the expansion of our business. As a result, we do not anticipate paying any cash dividends in the foreseeable future.

Share Purchase Warrants

We have not issued and do not have outstanding any warrants to purchase shares of our common stock.

Options

We have not issued and do not have outstanding any options to purchase shares of our common stock.

Nevada Anti-Takeover Laws

Nevada Revised Statutes sections 78.378 to 78.379 provide state regulation over the acquisition of a controlling interest in certain Nevada corporations unless the articles of incorporation or bylaws of the corporation provide that the provisions of these sections do not apply. Our articles of incorporation and bylaws do not state that these provisions do not apply. The statute creates a number of restrictions on the ability of a person or entity to acquire control of a Nevada company by setting down certain rules of conduct and voting restrictions in any acquisition attempt, among other things. The statute is limited to corporations that are organized in the state of Nevada and that have 200 or more stockholders, at least 100 of whom are stockholders of record and residents of the State of Nevada; and does business in the State of Nevada directly or through an affiliated corporation. Because of these conditions, the statute currently does not apply to our company.

INDEMNIFICATION OF DIRECTORS AND OFFICERS.

Our officers and directors are indemnified as provided by the Nevada Revised Statutes, our articles of incorporation and our bylaws.

Under the governing Nevada statutes, director immunity from liability to a company or its shareholders for monetary liabilities applies automatically unless it is specifically limited by a company's articles of incorporation. Our articles of incorporation do not contain any limiting language regarding director immunity from liability. Excepted from this immunity are:

1.       a willful failure to deal fairly with the company or its shareholders in connection with a matter in which the director has a material conflict of interest;

2.       a violation of criminal law (unless the director had reasonable cause to believe that his or her conduct was lawful or no reasonable cause to believe that his or her conduct was unlawful);

3.       a transaction from which the director derived an improper personal profit; and

4.       willful misconduct.

Our articles provide that the liability of directors and officers of the Corporation shall be eliminated or limited to the fullest extent permitted by Nevada law.

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Our bylaws provide that we will indemnify our directors and officers to the fullest extent not prohibited by Nevada law; provided, however, that we may modify the extent of such indemnification by individual contracts with our directors and officers; and, provided, further, that we shall not be required to indemnify any director or officer in connection with any proceeding (or part thereof) initiated by such person unless:

1.       such indemnification is expressly required to be made by law;

2.       the proceeding was authorized by our Board of Directors;

3.       such indemnification is provided by us, in our sole discretion, pursuant to the powers vested us under Nevada law; or;

4.       such indemnification is required to be made pursuant to the bylaws.

Our bylaws provide that we will advance to any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or officer, of the company, or is or was serving at the request of the company as a director or executive officer of another company, partnership, joint venture, trust or other enterprise, prior to the final disposition of the proceeding, promptly following request therefore, all expenses incurred by any director or officer in connection with such proceeding upon receipt of an undertaking by or on behalf of such person to repay said amounts if it should be determined ultimately that such person is not entitled to be indemnified under our bylaws or otherwise.

Our bylaws provide that no advance shall be made by us to an officer of the company, except by reason of the fact that such officer is or was a director of the company in which event this paragraph shall not apply, in any action, suit or proceeding, whether civil, criminal, administrative or investigative, if a determination is reasonably and promptly made: (a) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to the proceeding, or (b) if such quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, that the facts known to the decision-making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the company.

FINANCIAL INFORMATION

The Company’s audited financial statements as of March 31, 2021, September 30, 2020 and September 30, 2019 and for the years six months ended March 31, 2021, and the years ended September 30, 2020 and 2019 are set forth in the Form 10-KT of the Company and are incorporated herein by reference. The audited financial statements for ABTI as of March 31, 2021 and 2020 and the pro form financial information are included in this Current Report on Form 8-K.

SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02 - UNREGISTERED SALES OF EQUITY SECURITIES

The information provided in Items 1.01 and 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

The above securities were issued pursuant to the exemption from registration set forth in Section 4(a)(2) of the Securities Act of 1933, as amended, and/or Rule 506 of Regulation D promulgated thereunder. The Company believes that the investor had adequate information about the Company as well as the opportunity to ask questions and receive responses from management.

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SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.01 Changes in Control of Registrant

The information provided in Items 1.01, 2.01 and 3.02 of this Current Report on Form 8-K is incorporated herein by reference.

As a result of the issuances to the shareholders of ABTI Pharma there has been a change in control of the Company.

There are no arrangements known to the company, the operation of which may, at a subsequent date, result in a change in control of the registrant.

ITEM 5.06 CHANGE IN SHELL COMPANY STATUS

The information provided in Items 1.01 and 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

The Company has been classified as a “shell company” (as such term is defined in Rule 12b-2 under the Exchange Act) until immediately before the execution of the Agreement and Amendment.  Effective as of May 28, 2021, the Company has commenced a new business venture by closing the Agreement and Amendment set forth under Items 1.01 and 2.01 of this report, which disclosure is incorporated herein by reference.  Consequently, the Company believes that the transaction has caused the Company to cease being a shell company.

SECTION 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Audited Financial Statements of ABTI Pharma
99.2	Pro forma financial statements

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alterola Biotech, Inc.

/s/ Timothy Rogers

Timothy Rogers

Chief Executive Officer

Date: June 16, 2021

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